Marketing Memorandum for
				Vanderbilt Mortgage and Finance, Inc.,
			Manufactured Housing Contract, Senior/Subordinate
			       Pass-Through Certificates, Series 1997A


The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1997A transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the disemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.
The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A
-----------------------------------------------------------------------------------
			  Fixed-Rate Group

		Class      Class      Class      Class      Class      Class       Class       Class
		I A-1      I A-2      I A-3      I A-4      I A-5      I A-6       I B-1       I B-2
Amount(000):	 28,500    24,900    18,200      10,700    12,919      9,233       6,347       4,618

Coupon:		5.518      6.525     6.800       7.075     7.300       7.600       7.500       8.125
	      1ML+ 8 bps

Approx. Price:	100-0      99-31     99-30       99-30+    99-30       100-0       99-28+      99-30

Yield(%):	N/A        6.585     6.885       7.167     7.403       7.705       7.615       8.253

Spread:		8	   40	     53	         67	   80	       110	   112         165

Avg Life:	1.05       3.05      5.05        7.04      9.64        13.62       6.74        14.70

Avg Life	1.05       3.05      5.05        7.04      9.64        11.83       6.74        11.09
To Call:

Mod. Duration    0.985       2.659     4.101       5.322     6.609      8.086      5.038      7.946
(To Maturity)

Mod. Duration    0.985       2.659     4.101       5.322     6.609      7.463      5.038      6.971
(To 10% Call)

1st Prin Pymt:	02/97      03/99     03/01       04/03     01/05      10/08      02/97       02/06

Exp Mat:	03/99      03/01     04/03       01/05     10/08      10/13      02/06       08/25

To 10% Call:    03/99      03/01     04/03       01/05     10/08      12/08      02/06       12/08

Stated Mat:     10/07/02   04/07/06  06/07/09    07/07/11  08/07/14   12/7/28    04/07/11    12/7/28

Expected
Settlement:      <-----------------------------     02/06/97 ------------------------------------->

Pymt Delay:      0 days	     <-----------------       6 days ------------------------------------->

Dated Date:      2/6/97      <-----------------     01/01/97 ------------------------------------->

1st Pymt Date:   2/7/97    2/7/97     2/7/97     2/7/97     2/7/97     2/7/97     2/7/97     2/7/97

Ratings:	 Aaa         Aaa       Aaa         Aaa       Aaa        Aa3        Baa2       Baa2
(Moody's)

Pricing Date:	 1/30/97

Prepayment Speed:	 185% MHP


Class A1 Pass
Through Rate:		 The Class I A-1 Pass Through Rate will equal the lesser of
			 i) One Month LIBOR plus   TBD%   and ii) the weighted average
			 gross coupon of the contracts less the 1.25% servicing
			 fee.

Credit Enhancement:	 Subordination:  Expected subordination levels are as
			 follows:  (subject to change)

			 Class I A-1 - I A-5:	Aaa	 17.5%
			 Class I A-6:		Aa3	 9.5%
			 Class I B-1:		Baa2	 4.0%

Corporate Guarantee:	 The Class I B-2 Certificateholders will have the benefit
			 of a limited guarantee of Clayton Homes, Inc.("CHI") to
			 protect against losses that would otherwise be absorbed
			 by the Class I B-2 Certificateholders.

Servicing Fee:  	 For as long as Vanderbilt is the servicer, the servicing fee of 1.25%
			 per annum is subordinate to the Offered Certificates on a monthly basis.


		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

Cashflow Priority:

  PRICING
  BASE CASE	CLASS I B DISTRIBUTION TEST IS MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes I A-1 - I A-5;
			2) Senior percentage of principal payments
			   sequentially to Classes I A-1, I A-2, I A-3, I A-4, and I A-5
			   until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Class I A-6 Certificates;
			4) Senior percentage of principal payments to
			   Class I A-6 until such class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class I B-1 Certificates;
			6) Class I B percentage of principal payments to
			   Class I B-1 until such class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class I B-2 Certificates;
			8) Class I B percentage of principal payments to
			   Class I B-2 until such class is reduced to zero;
			9) Excess cashflow to fund any Available Funds shortfall
			   with respect to the Group II Certificates except the
			   Net Funds Cap Carryover Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C for the
		           Group II Certificates.
		       11) As long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of
			   1.25% and the pool scheduled principal balance to the
			   Servicer;
		       12) Any remainder to Clayton Homes for any unreimbursed guaranteed
			   payments with respect to Class I B-2;
		       13) Any remainder to the Class R Certificates.
		__________________________________________________
		|     |     |          |        |       |        |
		|I A-1|I A-2|  I A-3   | I A-4  | I A-5 | I A-6  |
		|     |     |          |        |       |        |
		|_____|_____|__________|________|_______|________|
		|///////////////////|              |             |
		|///////////////////|    I B-1     |    I B-2    |
		|///////////////////|              |             |
		--------------------------------------------------
			5 yrs

		CLASS I B DISTRIBUTION TEST IS NOT MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes I A-1 - I A-5 Certificates;
			2) 100% of principal payments sequentially to Classes
			  I A-1, I A-2, I A-3, I A-4, and I A-5 until such class is
			   reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Clas I A-6 Certificates;
			4) 100% of principal payments to Class I A-6 until such
			   Class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class I B-1 Certificates;
			6) 100% of principal payments to Class I B-1 until such
			   Class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class I B-2 Certificates;
			8) 100% of principal payments to Class I B-2 until such
			   Class is reduced to zero;
			9) Excess cashflow to fund any Available Funds shortfall
			   with respect to the Group II Certificates except the
			   Net Funds Cap Carryover Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C for the
		           Group II Certificates.
		       11) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of
			   1.25% and the pool scheduled principal balance to the
			   Servicer;
		       12) Any remainder to Clayton Homes for any unreimbursed guaranteed
			   payments with respect to Class I B-2;
		       13) Any remainder to the Class R Certificates.

	_________________________________________________________________
	|       |       |       |       |       |       |       |       |
	|       |       |       |       |       |       |       |       |
	| I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I A-6 | I B-1 | I B-2 |
	|       |       |       |       |       |       |       |       |
        |_______|_______|_______|_______|_______|_______|_______|_______|

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

Class B Distribution
Test:			 The Class I B Distribution Test is met if:

			 1)  Remittance Date is on or after  Feb 2002
			 2)  Class I B Percentage is at least       %
			     (which is  1.75  times the original Class B
			     Percentage)
			 3)  Cumulative Realized Losses do not exceed   7%  for
			     year  2001 ,  8%  for year  2002 , and  9%  for year  2003
			     and beyond of the Original Principal Balance of
			     the Contracts
			 4)  Current Realized Loss Ratio does not exceed  2.75%
			 5)  Average 60 Day Delinquency Ratio does not exceed  5%
			 6)  Average 30 Day Delinquency Ratio does not exceed  7%
			 7)  Class I B-2 Principal Balance must not be less than  $2,308,354
			     (which represents approximately  2%  of the Total Original Contract Pool
			     Principal Balance).

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A
-----------------------------------------------------------------------------
			   Adjustable-Rate Certificates

		Class		Class		Class		Class
	       II A-1		II B-1		II B-2		II B-3
--------------------------------------------------------------------------------------
Amount(000):   58,714		9,526		4,082		5,445

Coupon:	       5.638            5.888           6.287           6.487
	       1ML+ 20 bps	1ML+ 45 bps     1ML+ 85 bps     1ML+ 105 bps

Approx. Price:   100-00         100-00          100-00          100-00

Spread:	       20               45              85              105

Avg Life:       3.75	       6.73             9.88		13.52

To Call:        3.64	       6.73		9.88            11.78

1st Prin Pymt:  02/97          02/02           11/05            04/08

Exp Mat:        10/12          11/05           04/08            07/13

To 10% Call:    12/08          11/05           04/08            12/08

Stated Mat:     3/7/28         10/07/11        10/07/12         3/7/28

Expected
Settlement:     2/6/97		2/6/97		2/6/97		2/6/97

Pymt Delay:     0 Days		0 Days		0 Days		0 Days

Dated Date:     2/6/97		2/6/97		2/6/97		2/6/97

1st Pymt Date:  2/7/97          2/7/97          2/7/97          2/7/97

Rating:		 Aaa		Aa3		Baa2		Baa2
(Moody's)

Pricing Date:	  1/30/97

Prepayment Speed:	  200% MHP
Group II Pass
Through Rate:		 The Group II Pass Through Rate will equal the lesser of
			 i) One Month LIBOR plus  TBD%  and ii) the Net Funds Cap
			 as described herein.

Net Funds Cap:		 The difference between the a) collateral WAC and b) the
			 the sum of i) 0.50% (spread cushion) and ii) if the Company is no longer
			 the Servicer, 1.25%.
Net Funds Cap
Carryover:		 If on any Payment Date the Group II Certificate interest distribution
			 amount is less than the Group II Pass-Through Rate (which is subject to a
			 maximum equal to the Weighted Average Life Cap of the collateral), the amount
			 of such shortfall and the aggregate of such shortfalls from previous payment dates
			 together with accrued interest at the Pass-Through Rate will be
			 carried forward to the next Payment Date until paid. No interest
			 carryforward will be paid once the Class II B-3 Certificate principal
			 balance has been reduced to zero.

Credit Enhancement:	 Subordination:  Expected subordination levels are as
			 follows:  (subject to change)

			 Class II A-1:	Aaa	 24.5%
			 Class II B-1:	Aa3	 12.25%
			 Class II B-2:	Baa2	  7.0%

Corporate Guarantee:	 The Class II B-3 Certificateholders will have the benefit
			 of a limited guarantee of Clayton Homes, Inc.("CHI") to
			 protect against losses that would otherwise be absorbed
			 by the Class II B-3 Certificateholders.


		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

Overcollateralization:   The Certificates will be issued with no initial Overcollateralization Amount.
			 Excess Servicing and the Servicing Fee (while Vanderbilt is the Servicer)
			 will be directed to build the Overcollateralization Amount to 4.25%
			 (approx. $_________) of the Cut-off Date Group II Principal Balance.
			 On or after February 7, 2002 and as long as the Class II B Distribution
			 Tests are met, the Required Overcollateralization Amount steps down to 8.50%
			 of the current Group II Scheduled Principal Balance subject to a floor of 0.75%
			 (approx. $_________) of the Group II Cut-off Date Pool Principal Balance.

Servicing Fee:		 For as long as Vanderbilt is the Servicer, the 1.25% Servicing Fee will be
			 subordinated to the Offered Certificates on a monthly basis.

Excess Interest:	 The excess interest on the Contracts represents the first loss
			 piece and is subordinated to the Offered Certificates on a monthly basis.


		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

Cashflow Priority:

  PRICING
  BASE CASE	CLASS II B DISTRIBUTION TEST IS MET:
		        1) Current interest and any previously unreimbursed
			   interest to Class II A-1 Certificates
			   (subject to the Net Funds Cap);
			2) Senior percentage of principal payments
			   to Class II A-1 until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Class II B-1 Certificates;
			4) Class II B percentage of principal payments to
			   Class II B-1 until such class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class II B-2 Certificates;
			6) Class II B percentage of principal payments to
			   Class II B-2 until such class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class II B-3 Certificates;
			8) Class II B percentage of principal payments to
			   Class II B-3 until such class is reduced to zero;
			9) Excess cashflow to fund any Available Funds shortfall
			   with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C.
		       11) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of
			   1.25% and the pool scheduled principal balance to the
			   Servicer;
		       12) Any remainder to Clayton Homes for any unreimbursed guaranteed
			   payments with respect to Class II B-3;
		       13) Any remainder to the Class R Certificates.
		______________________________________________________
		|                                                     |
		|		II A-1                                |
		|                                                     |
		|_____________________________________________________|
		|/////////////|                |            |	      |
		|/////////////|                |            |         |
		|/////////////|   II B-1       |   II B-2   |  II B-3 |
		|/////////////|________________|____________|_________|
		      5 yrs

		CLASS B DISTRIBUTION TEST IS NOT MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes II A-1 Certificates;
			2) 100% of principal payments sequentially to Class
			   II A-1 until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Class II B-1 Certificates;
			4) 100% of principal payments to Class II B-1 until such
			   Class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class II B-2 Certificates;
			6) 100% of principal payments to Class II B-2 until such
			   Class is reduced to zero;
			7) Excess cashflow to fund any Available Funds shortfall
			   with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
		        8) Excess cashflow to the Class II A-1 to build O/C.
		        9) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of
			   1.25% and the pool scheduled principal balance to the
			   Servicer;
		       10) Any remainder to Clayton Homes for any unreimbursed guaranteed
			   payments with respect to Class II B-3;
		       11) Any remainder to the Class R Certificates.
	_________________________________________________________________
	|                                       |       |       |       |
	|                                       |       |       |       |
	|             II A-1                    | II B-1| II B-2| II B-3|
	|                                       |       |       |       |
        |_______________________________________|_______|_______|_______|

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

Class II B Distribution
Test:			 The Class II B Distribution Test is met if
			 1)  Remittance Date is on or after  Feb 2002
			 2)  Class II B Percentage + O/C is at least  50%
			     (which is  2.00  times the original Class I B
			     Percentage + O/C + 1.0%)
			 3)  Cumulative Realized Losses do not exceed  7%  for
			     year  2001 ,  8%  for year  2002 , and  9%  for year  2003
			     and beyond of the Original Principal Balance of
			     the Contracts
			 4)  Current Realized Loss Ratio does not exceed  2.75%
			 5)  Average 60 Day Delinquency Ratio does not exceed  5%
			 6)  Average 30 Day Delinquency Ratio does not exceed  7%
			 7)  Sum of Class I B-2 Principal Balance + O/C must not be less than  $
			     (which represents approximately  2%  of the Total Original Contract Pool
			     Principal Balance).

Cleanup Call:		 The Servicer may call the Certificates at par plus
			 accrued interest after the remaining pool balance of the
			 Certificates is less than 10% of its original balance.

Payment Date:		 The 7th day of each month or, if such day is not a
			 business day, the next succeeding business day,
			 beginning in February, 1997.

Interest Accrual:	 Interest will accrue from the 1st day of the preceding
			 month until the 30th day of the preceding month for
			 the Class I A-2, I A-3, I A-4, I A-5, I A-6, I B-1 and I B-2 certificates.
			 For the Class I A-1 certificates and the Group II Certificates,
			 interest will accrue from the 7th day of the preceeding month until the
			 6th day of the current month. For the first payment date, interest
			 will accrue from the closing date to the first Payment
			 Date for the class I A-1 certificates and the Group II Certificates..
			 For the Class I A-1 certificates, and the Group II Certificates, interest is calculated using
			 an actual/360 day count. For the remainder of the certificate classes,
			 interest is calculated using a 30/360 day count.

ERISA Considerations:	 The Class I A-1, I A-2, I A-3, I A-4, and I A-5 Certificates
			 and the Class II A-1 will be ERISA eligible.  The Class I A-6
			 I B-1 and I B-2 Certificates and the Class II B-1, II B-2, and II B-3
			 are not ERISA eligible.  However, investors should
			 consult with their counsel with respect to the
			 consequences under ERISA and the Code of the Plan's
			 acquisition and ownership of such Certificates.

SMMEA Considerations:    The Class I A-1,I A-2, I A-3, I A-4, I A-5, and
			 I A-6 as well as the Class II A-1 and II B-1 Certificates will constitute
		         "mortgage related securities" under the Secondary Mortgage Market Enhancement Act
			 of 1984 "SMMEA". The Classes I B-1 and I B-2 and Class II B-2 and II B-3 Certificates are
			 not SMMEA eligible.

				Group I			Group II
  Type of Collateral:	          FIXED                     ARM
  Number:		           3913                     2479
  Amount:		       115,417,699.95          77,767,930.26
  Avg Unpaid Balance:	            29,495.96              31,370.69
  Max Orig Balance:	           388,912.35              86,800.40
  WAC:			             11.438%                9.881%
  WAC Range:		       8.000% - 19.950%        8.000% - 15.250%
  WAM:			            186                     201
  WA Orig Term:		            188                     208
  WALTV:		          87.629                   87.790
  New:			          71.87%                   82.80%
  Used:			          28.13%                   17.20%
  Park:			          26.66%                   25.43%
  Non-Park:		          73.34%                   74.57%
  Single Wide:                    55.27%                   46.55%
  Double Wide:                    44.73%                   53.45%


Prospectus:	         The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus")Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


		Vanderbilt Mortgage and Finance, Inc., Series 1997A

                ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $28,500,000.00                                                                  DATED DATE: 02/06/97
  CURRENT COUPON:  5.548%                                  VMF7AF                              FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $28,500,000.00                          BOND IA1                           SETTLEMENT DATE: 02/06/97

                                                 ASSUMED CONSTANT LIBOR-1M 5.4375

				  * Pricing Speed

              125.00%     150.00%     185.00%     200.00%     250.00%
                  MHP         MHP         MHP         MHP         MHP

First Payment   0.003       0.003       0.003       0.003       0.003
Average Life    1.350       1.206       1.050       0.995       0.844
Last Payment    2.669       2.419       2.086       2.003       1.669


		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                    ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $24,900,000.00                                                                  DATED DATE: 01/01/97
          COUPON:  6.600%                                  VMF7AF                              FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $24,900,000.00                          BOND IA2                           SETTLEMENT DATE: 02/06/97

                                                      PREPAYMENT SPEED

				  * Pricing Speed

              125.00%     150.00%     185.00%     200.00%     250.00%
                 MHP         MHP         MHP         MHP         MHP

First Payment   2.669       2.419       2.086       2.003       1.669
Average Life    3.873       3.486       3.050       2.893       2.467
Last Payment    5.169       4.669       4.086       3.919       3.336


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


                       ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $18,200,000.00                                                                  DATED DATE: 01/01/97
          COUPON:  6.900%                                  VMF7AF                              FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $18,200,000.00                           BOND IA3                          SETTLEMENT DATE: 02/06/97

                                                      PREPAYMENT SPEED

  				  * Pricing Speed

               125.00%     150.00%     185.00%     200.00%     250.00%
                   MHP         MHP         MHP         MHP         MHP
First Payment    5.169       4.669       4.086       3.919       3.336
Average Life     6.411       5.785       5.047       4.779       4.066
Last Payment     7.669       7.086       6.169       5.836       4.919



                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

                    ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $10,700,000.00                                                                  DATED DATE: 01/01/97
          COUPON:  7.150%                                  VMF7AF                              FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $10,700,000.00                          BOND IA4                           SETTLEMENT DATE: 02/06/97

                                                      PREPAYMENT SPEED

				    * Pricing Speed

                125.00%     150.00%     185.00%     200.00%     250.00%
                    MHP         MHP         MHP         MHP         MHP
First Payment     7.669       7.086       6.169       5.836       4.919
Average Life      8.723       7.939       7.041       6.693       5.625
Last Payment      9.919       9.003       7.919       7.586       6.503


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


                  ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $12,919,000.00                                                        DATED DATE: 01/01/97
          COUPON:  7.400%                                                            FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                       BOND IA5                      SETTLEMENT DATE: 02/06/97
ORIGINAL BALANCE: $12,919,000.00


				       * Pricing Speed

               GP I  125%      GP I  150%  GP I  185%  GP I  200%  GP I  250%
                      MHP            MHP         MHP          MHP        MHP
First Payment      9.919          9.003       7.919        7.586      6.503
Average Life      11.564         10.761       9.639        9.189      7.862
Last Payment      13.253         12.669      11.669       11.253      9.753


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

     ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $9,233,000.00                                                         DATED DATE: 01/01/97
          COUPON:  7.700%                                                            FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                    BOND IA6                         SETTLEMENT DATE: 02/06/97
ORIGINAL BALANCE: $9,233,000.00         ****** TO 10 % CALL ******


				        * Pricing Speed

               GP I  125%      GP I  150%  GP I  185%  GP I  200%  GP I  250%
               GP II 150%      GP II 175%  GP II 200%  GP II 225%  GP II 250%
                      MHP             MHP        MHP          MHP        MHP
First Payment     13.253         12.669      11.669       11.253      9.753
Average Life      13.334         12.669      11.833       11.335     10.294
Last Payment      13.336         12.669      11.836       11.336     10.336



                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


                 ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP
--------------------------
 CURRENT BALANCE: $9,233,000.00                                                                   DATED DATE: 01/01/97
          COUPON:  7.700%                                  VMF7A                               FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $9,233,000.00                           BOND IA6                           SETTLEMENT DATE: 02/06/97
 				                ****** TO MATURITY *******

                                                      PREPAYMENT SPEED

                                                        PRICING SPEED


                  185.0%     125.00%     150.00%     185.00%     200.00%     250.00%
                     MHP         MHP         MHP         MHP         MHP         MHP
First Payment     11.669      13.253      12.669      11.669      11.253       9.753
Average Life      13.624      15.414      14.638      13.624      13.205      11.863
Last Payment      16.669      18.003      17.503      16.669      16.253      14.836


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


                ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $6,347,000.00                                                         DATED DATE: 01/01/97
          COUPON:  7.625%                                                            FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                   BOND IB1                          SETTLEMENT DATE: 02/06/97
ORIGINAL BALANCE: $6,347,000.00

				      * Pricing Speed

               GP I  125%   GP I  150%  GP I  185%  GP I  200%  GP I  250%
                      MHP         MHP         MHP          MHP        MHP
First Payment      5.003       5.003       5.003        5.003      5.003
Average Life       7.140       6.956       6.742        6.663      6.441
Last Payment       9.919       9.503       9.003        8.836      8.253

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


                ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $4,618,000.00                                                         DATED DATE: 01/01/97
          COUPON:  8.185%                                                            FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                   BOND IB2                          SETTLEMENT DATE: 02/06/97
ORIGINAL BALANCE: $4,618,000.00         ****** TO 10 % CALL ******

				       * Pricing Speed

               GP I  125%     GP I  150%  GP I  185%  GP I  200%  GP I  250%
               GP II 150%     GP II 175%  GP II 200%  GP II 225%  GP II 250%
                      MHP           MHP         MHP          MHP        MHP
First Payment      9.919         9.503       9.003        8.836      8.253
Average Life      12.323        11.779      11.088       10.724      9.880
Last Payment      13.336        12.669      11.836       11.336     10.336


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


               ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $4,618,000.00                                                                   DATED DATE: 01/01/97
          COUPON:  8.185%                                  VMF7A                               FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $4,618,000.00                          BOND IB2                            SETTLEMENT DATE: 02/06/97
                                                ****** TO MATURITY *******

                                                      PREPAYMENT SPEED
                                                       PRICING SPEED

                  185.0%     125.00%     150.00%     185.00%     200.00%     250.00%
                     MHP         MHP         MHP         MHP         MHP         MHP
First Payment      9.003       9.919       9.503       9.003       8.836       8.253
Average Life      14.698      16.221      15.542      14.698      14.365      13.336
Last Payment      28.419      28.503      28.503      28.419      28.336      28.086


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


              ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $58,714,000.00                                                        DATED DATE: 02/06/97
  CURRENT COUPON:  5.668%                                                            FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                   BOND IIA1                         SETTLEMENT DATE: 02/06/97
ORIGINAL BALANCE: $58,714,000.00        ****** TO 10 % CALL ******


				        * Pricing Speed

               GP I  125%     GP I  150%  GP I  185%  GP I  200%  GP I  250%
               GP II 150%     GP II 175%  GP II 200%  GP II 225%  GP II 250%
                     MHP           MHP         MHP          MHP        MHP
First Payment      0.003         0.003       0.003        0.003      0.003
Average Life       4.602         4.095       3.641        3.267      2.907
Last Payment      13.336        12.669      11.836       11.336     10.336


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


              ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $9,526,000.00                                                         DATED DATE: 02/06/97
  CURRENT COUPON:  5.888%                                                            FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                  BOND IIB1                          SETTLEMENT DATE: 02/06/97
ORIGINAL BALANCE: $9,526,000.00

                                    * Pricing Speed

               GP I  125%     GP I  150%  GP I  185%  GP I  200%  GP I  250%
               GP II 150%     GP II 175%  GP II 200%  GP II 225%  GP II 250%
                     MHP           MHP         MHP          MHP        MHP

First Payment      5.003         5.003       5.003        5.086      5.086
Average Life       6.926         6.819       6.726        6.598      6.529
Last Payment       9.253         9.003       8.753        8.419      8.253


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

           ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $4,082,000.00                                                         DATED DATE: 02/06/97
  CURRENT COUPON:  6.258%                                                            FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                  BOND IIB2                          SETTLEMENT DATE: 02/06/97
ORIGINAL BALANCE: $4,082,000.00


				        * Pricing Speed

               GP I  125%    GP I  150%  GP I  185%  GP I  200%  GP I  250%
               GP II 150%    GP II 175%  GP II 200%  GP II 225%  GP II 250%
                      MHP          MHP         MHP          MHP        MHP
First Payment      9.253        9.003       8.753        8.419      8.253
Average Life      10.553       10.200       9.875        9.541      9.274
Last Payment      11.919       11.503      11.169       10.753     10.336


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

                ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                                       PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                       ----------------------------------
 CURRENT BALANCE: $5,445,000.00                                                         DATED DATE: 02/06/97
  CURRENT COUPON:  6.487%                                                            FIRST PAYMENT: 02/07/97
          FACTOR: 1.0000000000                  BOND IIB3                          SETTLEMENT DATE: 02/06/97
ORIGINAL BALANCE: $5,445,000.00         ****** TO 10 % CALL ******


				        * Pricing Speed

               GP I  125%    GP I  150%  GP I  185%  GP I  200%  GP I  250%
               GP II 150%    GP II 175%  GP II 200%  GP II 225%  GP II 250%
                     MHP          MHP         MHP          MHP        MHP
First Payment     11.919       11.503      11.169       10.753     10.336
Average Life      13.102       12.517      11.781       11.297     10.336
Last Payment      13.336       12.669      11.836       11.336     10.336



                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                    Vanderbilt Mortgage and Finance, Inc., Series 1997A
                Revised Available Funds Cap schedule on VMF7A Group II bonds

Available Funds Cap =

 [ (GWAC on Group II - 50bp O/C Cushion on Group II) X Group II Pool Balance) + O/C Stepdown Amount ] divided by
					Group II Bond Balance

    DATE       AV FUNDS CAP  1M-LIBOR  MARGIN (BP)
--------------------------------------------------
       20797        9.381     5.4375      394
       30797        9.456     5.4375      402
       40797        9.518     5.4375      408
       50797        9.643     5.4375      421
       60797        9.709     5.4375      427
       70797        9.777     5.4375      434
       80797        9.831     5.4375      439
       90797        9.856     5.4375      442
      100797        9.826     5.4375      439
      110797        9.803     5.4375      437
      120797        9.799     5.4375      436
       10798        9.783     5.4375      435
       20798        9.784     5.4375      435
       30798        9.790     5.4375      435
       40798        9.796     5.4375      436
       50798        9.802     5.4375      436
       60798        9.808     5.4375      437
       70798        9.814     5.4375      438
       80798        9.821     5.4375      438
       90798        9.828     5.4375      439
      100798        9.835     5.4375      440
      110798        9.842     5.4375      440
      120798        9.849     5.4375      441
       10799        9.857     5.4375      442
       20799        9.864     5.4375      443
       30799        9.872     5.4375      443
       40799        9.879     5.4375      444
       50799        9.887     5.4375      445
       60799        9.895     5.4375      446
       70799        9.904     5.4375      447
       80799        9.912     5.4375      447
       90799        9.920     5.4375      448
      100799        9.929     5.4375      449
      110799        9.938     5.4375      450
      120799        9.947     5.4375      451
       10700        9.956     5.4375      452
       20700        9.965     5.4375      453
       30700        9.975     5.4375      454
       40700        9.984     5.4375      455
       50700        9.994     5.4375      456
       60700       10.004     5.4375      457
       70700       10.014     5.4375      458
       80700       10.025     5.4375      459
       90700       10.035     5.4375      460
      100700       10.046     5.4375      461
      110700       10.057     5.4375      462
      120700       10.068     5.4375      463
       10701       10.080     5.4375      464
       20701       10.091     5.4375      465
       30701       10.103     5.4375      467
       40701       10.115     5.4375      468
       50701       10.127     5.4375      469
       60701       10.140     5.4375      470
       70701       10.153     5.4375      472
       80701       10.166     5.4375      473
       90701       10.179     5.4375      474
      100701       10.192     5.4375      475
      110701       10.206     5.4375      477
      120701       10.220     5.4375      478
       10702       10.235     5.4375      480
       20702       20.405     5.4375     1497
       30702       11.798     5.4375      636
       40702       11.803     5.4375      637
       50702       11.808     5.4375      637
       60702       11.814     5.4375      638
       70702       11.819     5.4375      638
       80702       11.824     5.4375      639
       90702       11.830     5.4375      639
      100702       11.835     5.4375      640


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Revised Available Funds Cap schedule on VMF7A Group II bonds
    DATE     AV FUNDS CAP  1M-LIBOR  MARGIN (BP)
----------------------------------------------
      110702       11.841     5.4375      640
      120702       11.846     5.4375      641
       10703       11.852     5.4375      641
       20703       11.858     5.4375      642
       30703       11.864     5.4375      643
       40703       11.870     5.4375      643
       50703       11.876     5.4375      644
       60703       11.883     5.4375      645
       70703       11.889     5.4375      645
       80703       11.896     5.4375      646
       90703       11.902     5.4375      646
      100703       11.909     5.4375      647
      110703       11.916     5.4375      648
      120703       11.923     5.4375      649
       10704       11.930     5.4375      649
       20704       11.937     5.4375      650
       30704       11.945     5.4375      651
       40704       11.952     5.4375      651
       50704       11.960     5.4375      652
       60704       11.968     5.4375      653
       70704       11.976     5.4375      654
       80704       11.984     5.4375      655
       90704       11.992     5.4375      655
      100704       12.000     5.4375      656
      110704       12.009     5.4375      657
      120704       12.001     5.4375      656
       10705       12.010     5.4375      657
       20705       12.019     5.4375      658
       30705       12.028     5.4375      659
       40705       12.037     5.4375      660
       50705       12.047     5.4375      661
       60705       12.057     5.4375      662
       70705       12.067     5.4375      663
       80705       12.077     5.4375      664
       90705       12.087     5.4375      665
      100705       12.098     5.4375      666
      110705       12.109     5.4375      667
      120705       12.120     5.4375      668
       10706       12.131     5.4375      669
       20706       12.143     5.4375      671
       30706       12.155     5.4375      672
       40706       12.167     5.4375      673
       50706       12.179     5.4375      674
       60706       12.192     5.4375      675
       70706       12.205     5.4375      677
       80706       12.218     5.4375      678
       90706       12.232     5.4375      679
      100706       12.246     5.4375      681
      110706       12.260     5.4375      682
      120706       12.275     5.4375      684
       10707       12.290     5.4375      685
       20707       12.305     5.4375      687

	and so on.....

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

_____________________________________________________________________________

     -  VMF7A GP I (FIXED COLLATERRAL)
     -  $115,417,699.95
     -  Asset Backed Collateral
_____________________________________________________________________________

Cut-off Date:                                            12/25/96

Number of Contracts:                                        3,913

Aggregate Unpaid Principal Balance:               $115,417,699.95

Aggregate Original Principal Balance:             $116,379,582.86

Average Unpaid Principal Balance:                      $29,495.96

Weighted Average Gross Coupon:                            11.438%

Gross Coupon Range:                             8.000% -  19.950%

Weighted Average Maturity:                                186.230

Weighted Average Age of Loans in Months:                    1.804

Weighted Average Original Term:                           188.221

Weighted Average LTV:                                      87.629

LTV Range:                                       2.888  - 100.000

Maximum Current Principal Balance:                    $387,853.28

Minimum Current Principal Balance:                      $5,084.58

Maximum Original Principal Balance:                   $388,912.35

Minimum Original Principal Balance:                     $1,888.00

Average Original Principal Balance:                    $29,741.78

________________________________________________________________________


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

                            GEOGRAPHIC DISTRIBUTION
 ______________________________________________________________

                                          Current
     State     # Loans  % Pool            Balance

Alabama             39     .88            $1,013,172
Arkansas             3     .12              $132,811
Arizona             58    2.07            $2,394,280
California           9     .36              $412,092
Colorado            49    1.65            $1,907,144
Connecticut          1     .03               $38,606
Dist of Col          1     .01               $13,827
Delaware            15     .55              $635,403
Florida            169    4.76            $5,492,059
Georgia             81    1.62            $1,868,387
Iowa                 6     .16              $183,958
Idaho                2     .08               $90,818
Illinois             7     .17              $193,675
Indiana             18     .41              $474,561
Kansas               1     .02               $21,902
Kentucky           252    5.67            $6,541,638
Louisiana           47    1.19            $1,378,017
Massachsetts         1     .02               $28,211
Maryland            15     .45              $524,359
Michigan             5     .17              $198,265
Minnesota            1     .03               $36,857
Missouri            14     .43              $493,161
Mississippi         34     .74              $853,639
Montana              4     .18              $203,972
North Carolina     842   19.25           $22,217,691
Nebraska             1     .05               $55,426
New Hampshire        1     .02               $26,154
New Jersey           3     .22              $255,702
New Mexico          37    1.10            $1,273,195
Nevada               4     .08               $98,072
New York            23     .73              $841,805
Ohio                41    1.03            $1,188,102
Oklahoma            53    1.56            $1,797,181
Oregon               3     .07               $75,272
Pennsylvania        13     .32              $367,781
South Carolina     250    6.29            $7,258,735
Tennessee          542   13.04           $15,054,857
Texas              962   26.39           $30,458,524
Virginia           294    7.64            $8,819,876
Washington           4     .19              $223,301
Wisconsin            1     .10              $113,291
West Virgina         6     .13              $147,424
Canada               1     .01               $14,496
_____________________________________________________________
Total.....       3,913  100.00%         $115,417,700
=============================================================

                   YEAR OF ORIGINATION
____________________________________________________

   Year of      # of       % of         Current
 Origination    Loans      Pool         Balance

    1985             6       .05            $62,022
    1986            15       .13           $144,444
    1987            12       .13           $148,963
    1988             7       .10           $110,090
    1989            10       .13           $152,329
    1990            19       .27           $316,030
    1991             4       .06            $66,267
    1992             4       .06            $68,502
    1993             5       .08            $87,382
    1994             4       .05            $56,120
    1995            47      1.58         $1,827,885
    1996         3,780     97.37       $112,377,666
____________________________________________________
Total...         3,913    100.00%      $115,417,700
====================================================

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

                         ORIGINAL CONTRACT BALANCES
________________________________________________________________

                                                        Total
                                # of                   Current
    Original Loan Amount      Contracts                Balance

          Balance <=   5,000        1   0.01              12,140
  5,000 < Balance <=  10,000      141   1.01           1,163,576
 10,000 < Balance <=  15,000      466   5.10           5,884,603
 15,000 < Balance <=  20,000      609   8.95          10,325,147
 20,000 < Balance <=  25,000      532  10.25          11,825,806
 25,000 < Balance <=  30,000      593  14.01          16,171,827
 30,000 < Balance <=  35,000      480  13.38          15,441,508
 35,000 < Balance <=  40,000      295   9.51          10,974,151
 40,000 < Balance <=  45,000      201   7.35           8,479,813
 45,000 < Balance <=  50,000      197   8.02           9,257,807
 50,000 < Balance <=  55,000      119   5.37           6,195,204
 55,000 < Balance <=  60,000       95   4.70           5,425,969
 60,000 < Balance <=  65,000       58   3.12           3,605,335
 65,000 < Balance <=  70,000       37   2.15           2,483,734
 70,000 < Balance <=  75,000       30   1.88           2,169,534
 75,000 < Balance <=  80,000       11   0.74             850,947
 80,000 < Balance <=  85,000       15   1.07           1,239,255
 85,000 < Balance <=  90,000        6   0.46             530,450
 90,000 < Balance <=  95,000        3   0.24             276,795
 95,000 < Balance <= 100,000        7   0.58             670,204
100,000 < Balance <= 105,000        4   0.35             408,859
105,000 < Balance <= 110,000        3   0.28             322,166
110,000 < Balance <= 115,000        3   0.29             338,029
115,000 < Balance <= 120,000        1   0.10             117,040
120,000 < Balance <= 125,000        1   0.11             122,107
125,000 < Balance <= 130,000        1   0.11             128,999
          Balance >  135,000        4   0.86             996,693
________________________________________________________________
Total...                     3,913    100.00%         $115,417,700
================================================================


                  ORIGINAL LTV RANGE - rounded to 1%

                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance
Less than 61%                    246         5,185,965.74       4.49
From 61% to 65.999%              106         2,530,709.54       2.19
From 66% to 70.999%              126         3,973,648.85       3.44
From 71% to 75.999%              146         4,490,888.66       3.89
From 76% to 80.999%              256         7,700,519.75       6.67
From 81% to 85.999%              416        11,867,161.32      10.28
From 86% to 90.999%              960        29,156,402.38      25.26
From 91% to 100.00%             1657        50,512,403.71      43.76
__________________________________________________________________________
Total....................       3913      $115,417,699.95     100.00%
==========================================================================


                                    GROSS COUPON
  __________________________________________________________________

             Gross                                       Current
             Coupon             # Loans  % Pool          Balance
 7.00% < Gross Coupon <=  8.00%     20      .95         $1,090,755.81
 8.00% < Gross Coupon <=  9.00%    110     4.11         $4,741,610.85
 9.00% < Gross Coupon <= 10.00%    290    10.05        $11,602,512.30
10.00% < Gross Coupon <= 11.00%    837    23.35        $26,949,791.12
11.00% < Gross Coupon <= 12.00%  1,122    32.66        $37,695,426.28
12.00% < Gross Coupon <= 13.00%    953    20.62        $23,801,465.56
13.00% < Gross Coupon <= 14.00%    391     5.99         $6,911,953.48
14.00% < Gross Coupon <= 15.00%    146     1.76         $2,029,969.33
15.00% < Gross Coupon <= 16.00%     25      .31           $360,226.80
16.00% < Gross Coupon <= 17.00%      4      .04            $49,040.75
17.00% < Gross Coupon <= 18.00%     13      .14           $161,158.41
18.00% < Gross Coupon <= 19.00%      1      .01            $10,320.17
19.00% < Gross Coupon <= 20.00%      1      .01            $13,469.09
__________________________________________________________________
Total.....                       3,913   100.00%      $115,417,699.95
==================================================================


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

                    REMAINING TERM
__________________________________________________________

                          # of     % of        Current
     Remaining Term       Loans    Pool        Balance

  20 < Rem Term <=  72       238    2.26      $2,606,653
  73 < Rem Term <=  84       375    5.07      $5,847,033
  85 < Rem Term <= 120       731   13.23     $15,272,379
 121 < Rem Term <= 156       566   12.76     $14,723,491
 157 < Rem Term <= 180       686   17.97     $20,741,361
 181 < Rem Term <= 240     1,033   35.11     $40,524,293
 241 < Rem Term <= 299       158    7.36      $8,494,447
 300 < Rem Term <= 360       125    6.20      $7,152,746
      Rem Term >  360          1     .05         $55,297
__________________________________________________________
Total.....                 3,913  100.00%   $115,417,700
==========================================================


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU
                 DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
                 PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
                 IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A
_____________________________________________________________________________

     -  VMF7A  GP II (ARMs)
     -  Cut Off Date of Tape is  12/25/96
     -  ARM
     -    $77,767,930.26
_____________________________________________________________________________
Number of Mortgage Loans:                                   2,479

Aggregate Unpaid Principal Balance:                $77,767,930.26
Aggregate Original Principal Balance:              $79,995,810.34
_____________________________________________________________________________

Weighted Average Coupon (Gross):                           9.881%
Gross Coupon Range:                             8.000% -  15.250%

Weighted Average Margin (Gross):                           3.477%
Gross Margin Range:                             1.280% -   8.650%

Weighted Average Life Cap (Gross):                        15.618%
Gross Life Cap Range:                          13.250% -  21.250%

Weighted Average Life Floor (Gross):                       3.477%
Gross Life Floor Range:                         1.280% -   8.650%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $31,370.69
Average Original Principal Balance:                    $32,269.39

Maximum Unpaid Principal Balance:                      $86,546.30
Minimum Unpaid Principal Balance:                       $4,065.01

Maximum Original Principal Balance:                    $86,800.40
Minimum Original Principal Balance:                     $6,375.99

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         201.493
Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        201.197
Amortized Rem Term Range:                       30.292 -  360.017

Weighted Average Age (First Pay thru Last Pay):             6.267
Age Range:                                       4.000 -  146.000

Weighted Average Original Term:                           207.758
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             87.790
Original LTV Range:                            24.597% - 100.000%

Weighted Average Periodic Interest Cap:                    1.447%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                   9.513
Months to Interest Roll Range:                           1 -   14

Weighted Average Months to Payment Roll:                   10.438
Months to Payment Roll Range:                            2 -   15

Weighted Average Interest Roll Frequency:                  11.940
Interest Frequency Range:                                6 -   12

Weighted Average Payment Roll Frequency:                   12.000
Payment Frequency Range:                                12 -   12

________________________________________________________________________________

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A

                      GEOGRAPHIC DISTRIBUTION
 ____________________________________________________________

                                        Current
     State     # Loans  % Pool          Balance
Alabama             18     .64            $496,095
Arkansas            21     .96            $745,663
Arizona              5     .18            $140,782
California           4     .14            $111,709
Colorado             5     .29            $228,662
Connecticut          3     .18            $137,712
Dist of Col          3     .15            $116,381
Florida            137    5.25          $4,082,027
Georgia             95    2.37          $1,846,590
Indiana             13     .44            $345,920
Kentucky           220    8.00          $6,219,279
Louisiana           50    1.88          $1,460,743
Maryland             3     .16            $127,479
Michigan             2     .08             $60,808
Missouri             8     .43            $331,933
Mississippi         12     .46            $355,660
North Carolina     614   26.33         $20,478,039
New Jersey           2     .05             $39,511
New Mexico          22    1.03            $802,683
New York             9     .52            $400,884
Ohio                10     .43            $338,177
Oklahoma             8     .31            $241,178
Oregon               6     .25            $194,428
Pennsylvania         2     .09             $71,628
Puerto Rico          1     .02             $18,787
South Carolina     379   16.16         $12,570,830
Tennessee          172    6.35          $4,939,172
Texas              544   22.03         $17,132,400
Virginia           108    4.68          $3,640,384
West Virgina         3     .12             $92,384
___________________________________________________________
Total.....       2,479  100.00%        $77,767,930
===========================================================

                  YEAR OF ORIGINATION
__________________________________________________

   Year of      # of       % of       Current
 Origination    Loans      Pool       Balance
    1984             1       .01           $7,228
    1985            30       .41         $319,197
    1986            46       .68         $528,578
    1987             5       .11          $86,547
    1988             9       .18         $141,904
    1989            14       .24         $186,133
    1990             8       .19         $149,411
    1991             2       .03          $25,964
    1994             5       .09          $73,118
    1995           351     14.63      $11,380,686
    1996         2,008     83.41      $64,869,166
__________________________________________________
Total...         2,479    100.00%     $77,767,930
==================================================


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1997A


                           ORIGINAL CONTRACT BALANCES
_________________________________________________________________

                                                         Total
                                # of                    Current
    Original Loan Amount      Contracts                 Balance
  5,000 < Balance <=  10,000       38   0.41              321,815
 10,000 < Balance <=  15,000      157   2.52            1,963,047
 15,000 < Balance <=  20,000      284   5.94            4,616,674
 20,000 < Balance <=  25,000      359   9.91            7,706,740
 25,000 < Balance <=  30,000      407  13.80           10,728,322
 30,000 < Balance <=  35,000      346  14.05           10,928,414
 35,000 < Balance <=  40,000      259  12.12            9,427,277
 40,000 < Balance <=  45,000      179   9.61            7,475,727
 45,000 < Balance <=  50,000      147   8.84            6,872,733
 50,000 < Balance <=  55,000      108   7.24            5,630,174
 55,000 < Balance <=  60,000       93   6.76            5,256,738
 60,000 < Balance <=  65,000       42   3.34            2,599,158
 65,000 < Balance <=  70,000       27   2.32            1,804,615
 70,000 < Balance <=  75,000       24   2.22            1,724,722
 75,000 < Balance <=  80,000        6   0.60              463,299
 80,000 < Balance <=  85,000        2   0.21              161,929
 85,000 < Balance <=  90,000        1   0.11               86,546
_________________________________________________________________
Total...                     2,479    100.00%           $77,767,930
=================================================================


                      ORIGINAL LTV RANGE - rounded to 1%
                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance
Less than 61%                     67         1,745,390.43       2.24
From 61% to 65.999%               58         1,719,488.05       2.21
From 66% to 70.999%               61         1,982,582.70       2.55
From 71% to 75.999%              106         3,795,472.59       4.88
From 76% to 80.999%              175         6,152,805.14       7.91
From 81% to 85.999%              279         9,771,125.77      12.56
From 86% to 90.999%              667        22,012,572.77      28.31
From 91% to 100.00%             1066        30,588,492.81      39.33
__________________________________________________________________________
Total....................       2479      $ 77,767,930.26     100.00%
==========================================================================


                                  GROSS COUPON
  _________________________________________________________________

             Gross                                      Current
             Coupon             # Loans  % Pool         Balance
 7.00% < Gross Coupon <=  8.00%      5      .32          $245,294.09
 8.00% < Gross Coupon <=  9.00%    330    18.04       $14,031,973.79
 9.00% < Gross Coupon <= 10.00%  1,036    45.84       $35,651,047.80
10.00% < Gross Coupon <= 11.00%    748    27.05       $21,039,059.89
11.00% < Gross Coupon <= 12.00%    261     6.62        $5,145,894.51
12.00% < Gross Coupon <= 13.00%     69     1.64        $1,278,558.43
13.00% < Gross Coupon <= 14.00%     29      .46          $360,087.94
15.00% < Gross Coupon <= 16.00%      1      .02           $16,013.81
_________________________________________________________________
Total.....                       2,479   100.00%      $77,767,930.26
=================================================================

                            INDEX CODE
_________________________________________________________________________

                                                      Total
                                  #      %           Current
       Loan Feature              Loan   Pool         Balance
1YR CMT                             64    .94         $732,886.17
5YR CMT                          2,394  98.75      $76,793,231.89
PRIME RATE                          21    .31         $241,812.20
___________________________________________________________________
Total.....                       2,479 100.00%     $77,767,930.26
====================================================================

</TABLE.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
                 NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
                 SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



		Vanderbilt Mortgage and Finance, Inc., Series 1997A

                           REMAINING TERM
__________________________________________________________

                          # of     % of        Current
     Remaining Term       Loans    Pool        Balance
  20 < Rem Term <=  72       154    2.41      $1,873,523
  73 < Rem Term <=  84       114    2.30      $1,788,338
  85 < Rem Term <= 120       247    6.19      $4,810,590
 121 < Rem Term <= 156       229    7.18      $5,586,749
 157 < Rem Term <= 180       839   32.61     $25,361,369
 181 < Rem Term <= 240       739   38.71     $30,105,890
 241 < Rem Term <= 299        98    6.37      $4,954,161
299 < Rem Term <= 360         59    4.23      $3,287,309
__________________________________________________________
Total.....                 2,479  100.00%    $77,767,930
==========================================================


                                              LOAN SUMMARY STRATIFIED BY
                                                       LIFE CAP


                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
          Gross                   Mortgage     Principal          Principal
         Life Cap                   Loans       Balance            Balance
13.000 LIFE CAP <= 13.500               5       194,483.03           0.25
13.500 LIFE CAP <= 14.000              57     2,473,025.20           3.18
14.000 LIFE CAP <= 14.500             132     5,211,870.22           6.70
14.500 LIFE CAP <= 15.000             377    15,440,886.49          19.86
15.000 LIFE CAP <= 15.500             544    19,088,372.65          24.55
15.500 LIFE CAP <= 16.000             453    14,527,443.49          18.68
16.000 LIFE CAP <= 16.500             381    10,490,132.49          13.49
16.500 LIFE CAP <= 17.000             196     4,869,810.40           6.26
17.000 LIFE CAP <= 17.500             106     2,095,101.75           2.69
17.500 LIFE CAP <= 18.000              69     1,208,988.51           1.55
18.000 LIFE CAP <= 18.500              23       424,037.56           0.55
18.500 LIFE CAP <= 19.000              12       184,258.60           0.24
19.000 LIFE CAP <= 19.500              18       265,518.82           0.34
19.500 LIFE CAP <= 20.000              16       246,142.59           0.32
20.000 LIFE CAP <= 20.500               4        57,146.28           0.07
21.000 LIFE CAP <= 21.500               1        16,013.81           0.02
NO LIFE CAP                            85       974,698.37           1.25
__________________________________________________________________________
Total.................              2479    $ 77,767,930.26     100.00%
==========================================================================

                          GROSS MARGIN
___________________________________________________________

        Gross          # of    % of             Current
        Margin         Loans   Pool             Balance
 1.0 < Margin <=  2.0     24    1.44           1,122,988.62
 2.0 < Margin <=  3.0    612   32.63          25,376,225.16
 3.0 < Margin <=  4.0  1,012   40.61          31,579,632.39
 4.0 < Margin <=  5.0    583   19.66          15,291,754.69
 5.0 < Margin <=  6.0    199    4.61           3,581,742.02
 6.0 < Margin <=  7.0     42    0.92             715,268.32
 7.0 < Margin <=  8.0      6    0.11              84,305.25
 8.0 < Margin <=  9.0      1    0.02              16,013.81
___________________________________________________________
Total...               2,479  100.00%        $77,767,930.26
===========================================================

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